UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): February 4, 2003


                           TALK AMERICA HOLDINGS, INC.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)


              DELAWARE                000-26728                23-2827736
              --------                ---------                ----------
          (State or Other            (Commission              (IRS Employer
   Jurisdiction of Incorporation)    File Number)          Identification No.)


                           TALK AMERICA HOLDINGS, INC.
                           12020 SUNRISE VALLEY DRIVE
                             RESTON, VIRGINIA 20191
          (Address of Principal Executive Offices, Including Zip Code)

                                 (703) 391-7500
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

ITEM  5.     OTHER  EVENTS

     On February 4, 2003, the Company announced its financial results for the quarter and year ended December 31, 2002.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

99.1  Press Release dated February 4, 2003 (filed herewith).


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TALK  AMERICA  HOLDINGS,  INC.

Date:   February 6,  2003                    By:  /s/  Aloysius  T.  Lawn,  IV
        -----------------                         ----------------------------
                                             Name:  Aloysius  T.  Lawn,  IV
                                             Title: Executive Vice President -
                                             General  Counsel  and  Secretary



                                  EXHIBIT INDEX

Exhibit  Number          Description
---------------          -----------

99.1  Press Release dated February 4, 2003 (filed herewith).